Exhibit 10.4

This instrument prepared by

and when recorded, return to:

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

Attn: Lisa A. Rosen, Esq.

ABOVE SPACE FOR RECORDER’S USE

Berkadia Loan No 99-1078383

ASSUMPTION AND RELEASE AGREEMENT

THIS ASSUMPTION AND RELEASE AGREEMENT (this “Agreement”) is entered into and made effective as of June 30, 2011 (the “Effective Date”), by and among NJA HOTEL LLC, a Delaware limited liability company, with a mailing address at c/o Ranger Properties LLC, 11 W. 25th Street, 6th Floor, New York, New York 10010 (“Original Borrower”), CHSP NAVY YARD LLC, a Delaware limited liability company, with a mailing address at 1997 Annapolis Exchange Parkway, Suite 410, Annapolis, Maryland 21401 (“New Borrower”), WELLS FARGO BANK, N.A., AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ12 (“Lender”), with a mailing address at c/o Berkadia Commercial Mortgage LLC, 118 Welsh Road, Horsham, Pennsylvania 19044 (“Berkadia”), SHELDON STEIN, an individual, whose address is c/o Valhal Corp., 434 Broadway, 8th Floor, New York, New York 10013 (“Stein”), ANDERS SCHROEDER, an individual, whose address is c/o Valhal Corp., 434 Broadway, 8th Floor, New York, New York 10013 (“Schroeder”) and VALHAL CORP., a New York corporation, with an address of c/o Valhal Corp., 434 Broadway, 8th Floor, New York, New York 10013 (“Valhal”, and together with Stein and Schroeder, the “Original Guarantor” and together with the Original Borrower, the “Original Indemnitors”), and CHESAPEAKE LODGING TRUST, a Maryland real estate investment trust, with an address of 1997 Annapolis Exchange Parkway, Suite 410, Annapolis, Maryland 21401 (“Chesapeake”), and CHESAPEAKE LODGING, L.P., a Delaware limited partnership, with an address at 1997 Annapolis Exchange Parkway, Suite 410, Annapolis, Maryland 21401 (“Lodging”; Chesapeake and Lodging each a “New Guarantor” and collectively, the “New Guarantors” and together with the New Borrower, the “New Indemnitors”). CHSP TRS NAVY YARD LLC, a Delaware limited liability company, having its principal place of business at 1997 Annapolis Exchange Parkway, Suite 410, Annapolis,

Maryland 21401 (“Lessee”), is executing this Agreement to acknowledge its receipt and review of this instrument and of the Loan Agreement (as herein defined) and to acknowledge and agree to the provisions of this Agreement expressly incorporated into the Facility Mortgagee Agreement (as hereafter defined) and other Loan Documents to which Lessee is a party.

RECITALS:

The following recitals are a material part of this Agreement:

A. Morgan Stanley Mortgage Capital Inc., a New York corporation (“Original Lender”), made a real estate loan (the “Loan”) to Original Borrower, which Loan is evidenced by that certain Promissory Note, dated October 31, 2006 from Original Borrower in the original principal amount of $42,500,000.00 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Original Note”). The Loan is evidenced, governed and/or secured by the following agreements and documents, all executed and delivered by the Original Borrower for the benefit of Original Lender:

1. that certain Deed of Trust and Security Agreement, dated October 31, 2006 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Security Instrument”), recorded on November 1, 2006 as Instrument No. 2006148338 with the Recorder of Deeds of the District of Columbia (the “Recorder’s Office”), encumbering the real property described on Exhibit A attached hereto and by this reference incorporated herein and as more particularly described in the Security Instrument (together with all other property, real and personal, encumbered by the Security Instrument, the “Property”).

2. that certain Loan Agreement (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Loan Agreement”) dated October 31, 2006.

3. that certain Assignment of Leases and Rents (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Assignment of Leases”), recorded on November 1, 2006 as Instrument No. 2006148339 in the Recorder’s Office.

B. In connection with the Loan, Original Borrower and/or Original Guarantor also executed and delivered, or caused to be executed and delivered, the following agreements and documents for the benefit of Original Lender:

1. those certain UCC Financing Statements naming Original Borrower as debtor therein, and Original Lender as secured party therein, and filed in the Recorder’s Office and in the records of the Secretary of State of the State of Delaware;

2. that certain Environmental Indemnity Agreement (the “Original Environmental Indemnity”) dated October 31, 2006, executed by the Original Indemnitors;

3. that certain Guaranty of Recourse Obligations of Borrower (the “Original Guaranty”) dated October 31, 2006, executed by Original Guarantor; and

4. that certain Conditional Assignment of Management Agreement dated October 31, 2006, from the Original Borrower to the Original Lender, and consented to by Hospitality Partners LLC, as manager (the “Original Agent”), pursuant to that certain Hotel Management Agreement dated August 11, 2005 by and between Original Borrower and Original Agent.

The agreements and documents set forth in Recital A and Recital B above are hereinafter referred to collectively as the “Original Borrower’s Loan Documents.”

C. On or about January 16, 2009, Original Borrower partially defeased a portion of the Loan in an amount equal to the Remaining Holdback Reserve Funds (as defined in the Loan Agreement) (the “Partial Defeasance”), such that the Original Note was severed and replaced with (i) a Defeasance Promissory Note dated as of January 16, 2009 in the original principal amount of $2,500,000.000 (“Defeasance Note”), which note is secured by certain government securities, and (ii) an Amended and Restated Promissory Note dated as of January 16, 2009 in the original principal amount of $38,894,035.75 (the “Note”), which Note remains secured by the Security Instrument and the documents identified in Recitals A and B. For the avoidance of doubt, the parties hereto acknowledge and agree that the Defeasance Note and the documents evidencing, governing and/or securing the Partial Defeasance, including, without limitation, (i) the Defeasance Note, (ii) Defeasance Account Agreement, (iii) Defeasance Pledge and Security Agreement, (iv) Defeasance Assignment, Assumption and Release Agreement, (v) Defeasance Waiver, Modification and Consent Agreement, and (vi) Defeasance Certificate, all of which are dated January 16, 2009, are not included within the definition of Original Borrower Loan Documents and are not being assumed by New Borrower.

D. Upon the Effective Date, New Borrower and/or each New Guarantor are executing and delivering, or are causing to be delivered, to Lender the following documents, all dated as of the Effective Date:

1. those certain UCC Financing Statements naming New Borrower as debtor therein, and naming Lender, as secured party therein, to be filed in the Recorder’s Office and the records of the Secretary of State of the State of Delaware (collectively, the “Borrower UCC”);

2. that certain Environmental Indemnity Agreement from New Indemnitors in favor of Lender (the “New Environmental Indemnity”);

3. that certain Guaranty of Recourse Obligations of Borrower (the “New Guaranty”), executed and delivered by each New Guarantor in favor of Lender;

4. that certain Conditional Assignment and Subordination of Management Agreement dated as of the Effective Date from Lessee to Lender and consented to by Crestline Hotels & Resorts, Inc., as manager (the “New Agent”), pursuant to that certain Hotel Management Agreement dated on or about the Effective Date by and between Lessee and New Agent;

5. that certain Facility Mortgagee Agreement (the “Facility Mortgagee Agreement”) executed by and among New Borrower, Lessee, New Guarantor and Lender;

6. that certain Supplemental Assignment of Leases and Rents (the “Supplemental ALR”) dated as of the Effective Date from New Borrower to Lender;

7. that certain Tenant Security Agreement (the “Tenant Security Agreement”) executed by and between Lessee, as debtor, and New Borrower, as secured party;

8. that certain Supplemental Security Agreement (the “Supplemental Security Agreement”) executed by and between New Borrower, as debtor, and Lender, as secured party;

9. those certain UCC Financing Statements (collectively, the “Tenant UCC”) naming Lessee as Debtor therein, and naming New Borrower, as Secured Party therein, to be filed in Recorder’s Office and in the records of the Secretary of State of the State of Delaware;

10. those certain UCC Financing Statements (collectively, the “Tenant/Lender UCC”; the Borrower UCC, the Tenant UCC and the Tenant/Lender UCC are collectively hereinafter the “UCC”) naming Lessee as Debtor therein, and naming Lender, as Secured Party therein, to be filed in the Recorder’s Office and in the records of the Secretary of State of the State of Delaware;

11. that certain Conditional Assignment of and Agreement Re: Garage License Agreement (“Garage Assignment”) dated as of the Effective Date from New Borrower to Lender and consented to by NJA Garage LLC (“Garage Licensor”);

12. that certain Agreement Regarding Liquor License dated as of the Effective Date from Lessee to Lender;

13. that certain Certificate of Assuming Borrower and Lessee executed by New Borrower for the benefit of Lender;

14. that certain Post-Closing Agreement dated as of the Effective Date and issued by Borrower in favor of Lender; and

15. this Agreement.

The agreements and documents set forth in Recital A and Recital D above, together with such other agreements and documents as Lender may reasonably require be executed and/or delivered on or about the Effective Date by New Borrower, New Guarantors, Lessee and/or any affiliate thereof pursuant to this Agreement, as modified and/or amended from time to time, are hereinafter referred to collectively as the “Loan Documents”, and individually as a “Loan Document”.

E. Original Lender assigned, sold and transferred its interest in the Loan and the Original Borrower’s Loan Documents to Lender pursuant to certain assignment documents including, without limitation, that certain Assignment of Deed of Trust and Security Agreement and Assignment of Assignment of Leases and Rents dated as of December 21, 2006 and recorded in the Recorder’s Office as Instrument Number 2007034730, and Lender is the current holder of all of Original Lender’s interest in the Loan and Original Borrower’s Loan Documents.

F. Lender, as the holder of the Note and beneficiary under the Security Instrument, has been asked to consent to the transfer of the Property to New Borrower (the “Transfer”) and the assumption by New Borrower and New Guarantors of the obligations of the Original Borrower and Original Guarantor, respectively, under the Loan Documents (the “Assumption”).

G. Lender, acting by and through its servicer, Berkadia, has agreed to consent to the Transfer and Assumption subject to the terms and conditions stated below, including, without limitation, the execution and delivery of the agreements and documents set forth in Recital D above and such other documents and instruments as may be reasonably required by Lender.

H. Unless the context requires otherwise, references in this Agreement to Original Borrower’s Loan Documents shall be deemed to refer to such documents as amended by this Agreement, and as such documents and the other Loan Documents may be further amended, modified, extended or replaced from time to time.

CONTRACTUAL PROVISIONS:

NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein as if set forth below in full as a substantive, contractual part of this Agreement, and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Acknowledgement of Debt.

(a) Original Borrower and, based solely on its servicing records, Lender confirm and acknowledge that the outstanding principal balance under the Note immediately prior to the Effective Date is $37,549,146.86 and the balances of all reserve and escrow accounts required under the Loan Documents are set forth on Schedule 1, attached hereto and made a part hereof. New Borrower declares and acknowledges, for the specific reliance and benefit of Lender, that (i) New Borrower has no right, claim, defense or right of offset of any kind or in any amount with respect to the Note, the Security Instrument or any of the other Loan Documents, and (ii) no amounts paid by New Borrower or Original Borrower to Lender pursuant to or in connection with the execution and delivery of this Agreement shall be applied to or set off against the principal balance of the Note.

(b) The parties acknowledge and agree that Lender shall continue to hold the balances in escrow and reserve accounts, if any, in accordance with the terms of the Loan Documents. Original Borrower and Original Guarantor covenant and agree that the Lender has no further duty or obligation of any nature to Original Borrower or Original Guarantor relating to such escrow and/or reserve balances, all of which Original Borrower does hereby assign, transfer and convey to New Borrower. All escrow and reserve balances held by Lender in connection with the Loan Documents shall, from and after the Effective Date, be for the account of New Borrower.

2. Conditions Precedent; Consent to Transfer.

(a) Original Borrower represents and warrants to Lender as of the Effective Date that Original Borrower has satisfied all requirements in connection with the assumption of the Loan set forth in the Original Borrower’s Loan Documents and that certain conditional consent letter issued by Berkadia and executed by Original Borrower and New Borrower.

(b) In reliance upon the representations, warranties and covenants set forth herein by Original Borrower, Original Guarantor, New Borrower and New Guarantor, Lender hereby consents to the Transfer and Assumption and waives its right to accelerate the Loan pursuant to any provision of the Original Borrower’s Loan Documents which might otherwise provide such right to Lender solely on account of such Transfer and Assumption. Lender’s consent to the Transfer and Assumption is not intended to be and shall not be construed as a consent to any subsequent transfer or assumption which requires Lender’s consent pursuant to the terms of the Security Instrument or any other Loan Document. Additionally, subject to the terms and conditions set forth in this Agreement, including without limitation Section 17(a)(xlii), Lender consents to the leasing of the Property by New Borrower to Lessee pursuant to the Lease Agreement.

(c) New Borrower hereby authorizes the Lender to file any and all UCC financing statements and UCC financing statement amendments as Lender may deem necessary from time to time in connection with the Loan or this Agreement including, without limitation, financing statements containing the description “all assets of Borrower” or “all personal property of New Borrower” or similar language.

3. Assumption of Obligations.

(a) As of the Effective Date, Original Borrower does hereby assign, transfer and convey to New Borrower all of its right, title and interest in and to the Loan Documents, and New Borrower hereby unconditionally assumes the Original Borrower’s obligations under the Loan Documents and agrees to comply with all covenants and obligations of Original Borrower therein, including, without limitation, the obligation to pay the unpaid balance due and owing on the Loan and all interest thereon. Without limiting the foregoing, New Borrower agrees to keep and observe all of the covenants, terms and conditions required to be kept, observed and performed by Original Borrower pursuant to the Note, the Security Instrument and all of the other Loan Documents, to the same effect as if New Borrower were the original maker of, and a party to, the Loan Documents including, but not limited to, payment of all sums presently outstanding under the Note. New Borrower hereby remakes as of the Effective Date all of the representations, warranties and covenants of Original Borrower contained in the Loan Documents, other than those representations, warranties and covenants that (i) relate to the organization, status or other matters specifically relate to the Original Borrower or its affiliates, (ii) specifically relate to matters relevant only as of the time such representation was made, (iii) relate to matters that are no longer accurate solely as a result of the transactions contemplated by this Agreement, and (iv) relating to financial information or other information provided by Original Borrower or Original Guarantors (including without limitation the representations and warranties in Section 3.1.10 of the Loan Agreement as they pertain to the Original Borrower or the Property prior to the Effective Date).

(b) From and after the Effective Date, references in the Loan Documents to “Maker,” “Mortgagor,” “Debtor,” “Grantor,” “Borrower,” or other similar references that prior to the Effective Date referred to Original Borrower shall refer to New Borrower, and references in the Loan Documents to “Guarantor” or other similar references that prior to the Effective Date referred to Original Guarantor shall refer to New Guarantor. From and after the Effective Date, all references in the Loan Documents to a specified loan instrument, such as the “Environmental Indemnity Agreement,” “Guaranty,” “Assignment of Management Agreement” and/or “Financing Statements” or other similar documents that are being executed by New Borrower and/or New Guarantor and that supersedes the corresponding document shall, for periods from and after the Effective Date, be deemed to refer to the appropriate replacement loan instrument. All references in any Loan Document to “Loan Documents,” or other similar references shall, as of the Effective Date, refer to the term “Loan Documents” as defined herein. All references in any Loan Document to “Lender,” “Beneficiary,” “Mortgage Stanley Mortgage Capital, Inc.” or other similar references shall refer to the “Lender” as defined herein.

4. Limited Release of Original Borrower and Original Guarantor; Reaffirmation.

(a) In reliance upon the representations, warranties and covenants set forth herein by Original Borrower, Original Guarantor, New Borrower and New Guarantor, Lender hereby releases: (i) Original Borrower from any liability for repayment of the principal and interest under the terms of the Note, the Security Instrument and the other Original Borrower’s Loan Documents, and other obligations under the Original Borrower’s Loan Documents, to the extent such obligations arise from matters not caused by it (or them) first occurring from and after the Effective Date; and (ii) Original Guarantor from any liability under the Original Guaranty and the Original Environmental Indemnity to the extent arising from matters not caused by either of them first occurring from and after the Effective Date. Lender hereby reserves all rights it may have against Original Borrower and Original Guarantor for acts, omissions or events occurring prior to the Effective Date. The parties hereto hereby expressly agree that any and all liability under Section 9.2 of the Loan Agreement shall relate to acts, omissions or events occurring prior to the Effective Date.

(b) The release of Original Borrower and Original Guarantor provided for in Section 4(a) above shall be deemed withdrawn and shall have no effect to the extent that this Agreement is held to be void or is determined to be unenforceable by any court in a final non-appealable order as a result of any action or inaction by or on behalf of Original Borrower or Original Guarantor, or if any representation or warranty by Original Borrower or Original Guarantor made in connection with this Agreement is false or misleading in any material respect when made. In all cases, Original Borrower and Original Guarantor, as applicable, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Loan Documents.

(c) Notwithstanding anything to the contrary contained herein, and subject to the release contained in Section 4(a) hereof, Original Borrower and Original Guarantor do hereby ratify and confirm their respective obligations under the Original Borrower’s Loan Documents to the extent arising or resulting from acts, omissions or events occurring prior to the Effective Date.

5. Representations.

(a) New Borrower represents and warrants to Berkadia and Lender as of the Effective Date that:

(i) New Borrower is duly organized, validly existing and in good standing under the laws of its state of formation or organization and is duly qualified and authorized to conduct business in the State in which the Property is located, and has full power and authority to own, lease and operate the Property, and to conduct its affairs as now being conducted and as proposed to be conducted;

(ii) New Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the Loan Documents to which it is a party, by assumption or otherwise, and to perform its obligations hereunder and thereunder and all such actions have been duly authorized by all necessary actions on its part;

(iii) This Agreement and the other documents executed by New Borrower in connection herewith have been duly executed and delivered by New Borrower. This Agreement and the Loan Documents to which New Borrower is a party, by assumption or otherwise, constitute legal, valid and binding obligations of New Borrower, enforceable against New Borrower in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally;

(iv) New Borrower has received and reviewed copies of all of the Loan Documents;

(v) Neither New Borrower, New Guarantor, Lessee, nor, to New Borrower’s knowledge, any person owning an interest in New Borrower, Lessee or New Guarantor (except that New Borrower’s knowledge shall not require any investigation into ownership of publicly traded stock or other publicly traded securities), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or is a Specially Designated National or Blocked Person under the programs administered by OFAC;

(vi) No equity interest in New Borrower has been pledged, hypothecated or otherwise encumbered as security for any obligation, none of the capital contributed to New Borrower was made in the form of a loan and all funds used by New Borrower at closing were provided by its members as capital contributions and are not secured directly or indirectly by an interest in New Borrower or other collateral for the Loan;

(vii) There is no litigation or other proceeding against New Borrower pending or overtly threatened, by written communication to New Borrower, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of New Borrower or its ability to legally perform its obligations under this Agreement and the other Loan Documents;

(viii) The execution, delivery and performance of this Agreement, and the performance of New Borrower’s obligations under the Loan Documents from and after the date hereof, (A) have been duly and validly authorized by all necessary actions on the part of New Borrower, (B) does not conflict with or result in a violation of New Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which New Borrower is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which New Borrower is bound or to which New Borrower is a party;

(ix) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New Borrower;

(x) No proceeding is pending for the dissolution or annulment of New Borrower, and all license, income and franchise taxes due and payable by New Borrower have been paid in full or will be paid concurrently herewith; and

(xi) Since the date of its formation and for periods prior to the date hereof, New Borrower has not incurred any obligations and/or liabilities of a material nature and has not engaged in any business activities or other operations.

(b) Each New Guarantor individually represents and warrants to Berkadia and Lender as of the Effective Date that:

(i) If New Guarantor is an individual, then he or she has full legal capacity or, if other than an individual, New Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and has full power and authority to conduct its affairs as now being conducted;

(ii) This Agreement, the New Guaranty, the New Environmental Indemnity and the other documents executed by New Guarantor in connection herewith have been duly executed and delivered by each of them. This Agreement, the New Guaranty, the New Environmental Indemnity and such other documents constitute New Guarantor’s legal, valid and binding obligations, enforceable against New Guarantor in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally;

(iii) New Guarantor has received and reviewed copies of all of the Loan Documents;

(iv) There is no litigation or other proceeding against New Guarantor pending or overtly threatened, by written communication to New Guarantor, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of New Guarantor or its ability to legally perform its obligations under this Agreement and the other Loan Documents to which New Guarantor is a party; and

(v) New Guarantor has full power and authority to enter into, execute, deliver and perform this Agreement and the other Loan Documents contemplated herein to which it is a party and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of New Guarantor, (B) does not conflict with or result in a violation of New Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which New Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which New Guarantor is bound or to which New Guarantor is a party;

(vi) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New Guarantor; and

(vii) No proceeding is pending for the dissolution or annulment of New Guarantor, and all license, income and franchise taxes due and payable by New Guarantor have been paid in full.

(c) Original Borrower represents and warrants to Berkadia and Lender as of the Effective Date that:

(i) Contemporaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to New Borrower;

(ii) Original Borrower has not received a security instrument or security agreement from New Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by New Borrower;

(iii) There exist no defenses, offsets or rights of defense, offset or counterclaims by Original Borrower to this Agreement or the Original Borrower’s Loan Documents;

(iv) There are no defaults by Original Borrower under the provisions of Original Borrower’s Loan Documents executed or assumed by Original Borrower, nor are there any conditions which with the giving of notice or the passage of time or both may constitute a default by Original Borrower under the provisions of the Original Borrower’s Loan Documents;

(v) The Original Borrower’s Loan Documents are in full force and effect;

(vi) There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics’ liens or liens for delinquent taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received;

(vii) To Original Borrower’s knowledge, there are no pending or threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property or any rights thereto not disclosed in this Agreement, including, without limitation, to any governmental agency;

(viii) There is no litigation or other proceeding against Original Borrower or the Property pending or overtly threatened, by written communication to Original Borrower, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Borrower or its ability to legally perform its obligations under this Agreement and the Original Borrower’s Loan Documents;

(ix) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Original Borrower;

(x) No proceeding is pending for the dissolution or annulment of Original Borrower, and all license, income and franchise taxes due and payable by Original Borrower have been paid in full; and

(xi) Original Borrower has full power and authority to enter into, execute, deliver and perform this Agreement and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of Original Borrower, (B) does not conflict with or result in a violation of Original Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Borrower is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Borrower is bound or to which Original Borrower is a party.

(d) Original Guarantor represents and warrants to Berkadia and Lender as of the Effective Date that:

(i) To the best of its knowledge, there is no Event of Default (as defined in the Loan Documents) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents executed or assumed by Original Guarantor;

(ii) The Original Borrower’s Loan Documents executed by Original Guarantor are in full force and effect;

(iii) There is no litigation or other proceeding against Original Guarantor pending or overtly threatened, by written communication to Original Guarantor, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Guarantor or its ability to legally perform its obligations under this Agreement;

(iv) Original Guarantor has the full power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Original Guarantor (A) have been duly and validly authorized by all necessary action on the part of Original Guarantor, (B) does not conflict with or result in a violation of Original Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Guarantor is bound or to which Original Guarantor is a party;

(v) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Original Guarantor; and

(vi) No proceeding is pending for the dissolution or annulment of Original Guarantor, and all license, income and franchise taxes due and payable by Original Guarantor have been paid in full.

(e) As of the Effective Date, Lender has not delivered to any of the Original Indemnitors a written notice of a Default or an Event of Default (as such terms are defined in the Original Borrower’s Loan Documents) that has occurred and is continuing. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender that was not actually known to Lender as of the Effective Date.

6. Financial Information. New Borrower and New Guarantors hereby each represents and warrants to Lender that all information and materials regarding New Guarantors, New Borrower and its affiliates provided by or on behalf of New Borrower and New Guarantors to Berkadia were true and correct in all material respects as of the date specified therein (or if no date is specified, then as of the date of delivery thereof). Chesapeake represents, warrants and covenants to Berkadia and Lender that, as of the Effective Date, Chesapeake has a net worth (calculated as set forth in the New Guaranty) of not less than $150,000,000.00 and shall maintain a minimum net worth of at least that amount while the Loan is outstanding, all as more fully set forth in the Guaranty.

7. Addresses. Lender, New Borrower and New Guarantor agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Lender, New Borrower and New Guarantor, and that from and after the Effective Date, the notice addresses for Lender, New Borrower and New Guarantor are as follows:

If to Lender:

Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I, Inc.,

Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12

c/o Berkadia Commercial Mortgage LLC

118 Welsh Road

Horsham, PA 19044

Attention: Client Relations Manager for Loan No. 99-1078383

If to New Borrower:

CHSP Navy Yard LLC

c/o Chesapeake Lodging Trust

1997 Annapolis Exchange Parkway

Suite 410

Annapolis, MD 21401

Attention: Graham Wootten

and

Attention: Rick Adams

If to New Guarantor:

Chesapeake Lodging Trust

1997 Annapolis Exchange Parkway

Suite 410

Annapolis, MD 21401

Attention: Graham Wootten

and

Attention: Rick Adams

And to:

Chesapeake Lodging, L.P.

1997 Annapolis Exchange Parkway

Suite 410

Annapolis, MD 21401

Attention: Graham Wootten

and

Attention: Rick Adams

8. Release of Berkadia and Lender. Original Borrower, New Borrower, Original Guarantor and New Guarantors hereby each unconditionally and irrevocably releases and forever discharges Berkadia and Lender and their respective successors, assigns, agents, directors, officers, employees, and attorneys (collectively, the “Indemnitees”) from all Claims, as defined below, and agrees to indemnify the Indemnitees, hold the Indemnitees harmless, and defend the Indemnitees with counsel reasonably acceptable to the Indemnitees from and against any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and/or the transfer of the Property in connection with this Agreement. As used in this Agreement, the term “Claims” shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part on or before the Effective Date, which Original

Borrower, New Borrower, Original Guarantor or New Guarantors or any of their respective directors, partners, principals, affiliates, members, shareholders, officers, agents, employees or successors, may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with the Loan or any of the Loan Documents or (solely as to Original Borrower and Original Guarantor) the Original Borrower’s Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of the Indemnitees, including any requirement that the Loan Documents or Original Borrower’s Loan Documents be modified as a condition to the transactions contemplated by this Agreement. Original Borrower, New Borrower, Original Guarantor and New Guarantors agree that Berkadia and Lender have no fiduciary or similar obligations to Original Borrower, New Borrower, Original Guarantor or New Guarantors or either of them and that their relationship is strictly that of creditor and debtor. This release is accepted by Berkadia and Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either of them. Original Borrower, New Borrower, Original Guarantor and New Guarantors each hereby represents and warrants that, each as to itself only, it is the current legal and beneficial owner of all Claims accruing to such party, if any, released hereby and has not assigned, pledged or contracted to assign or pledge any such Claim accruing to such party to any other person.

9. Indemnification. Original Borrower and Original Guarantor shall, jointly and severally, defend, indemnify and hold harmless New Borrower and New Guarantor from and against any and all claims, demands, losses, costs, liability, and expenses (including reasonable attorney’s fees) arising out of any violation by Original Borrower or Original Guarantor (or any affiliate of either) of any representations, warranties, covenants or obligations under (i) the Loan Documents or the Original Borrower Loan Documents occurring prior to the Effective Date, or (ii) this Agreement.

10. Confirmation of Waivers. New Borrower, without limiting the generality of its obligations under the Loan Documents, hereby confirms and ratifies the submission to jurisdiction and waivers set forth in the Loan Documents.

11. Binding Effect. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, successors, permitted assigns and representatives.

12. Ratification. Lender and New Borrower hereby ratify and affirm all of the Loan Documents and all of its or the other’s, as applicable, respective rights, agreements, obligations, priorities, reservations, promises and waivers as made and agreed and contained therein and as assumed pursuant to this Agreement by New Borrower, all of which shall remain in full force and effect.

13. No Impairment of Lien; No Satisfaction. Nothing set forth herein shall affect the priority or extent of the lien of the Security Instrument or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the Effective Date, become liable, primarily or secondarily, under the Loan Documents. This Agreement does not, and shall not be construed to, constitute the creation of new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents.

14. Third Party Beneficiary Status of Berkadia. New Borrower, Original Borrower, Original Guarantor and New Guarantors hereby each acknowledge and agree that Berkadia, its successors and assigns, are all intended third party beneficiaries of this Agreement.

15. Bankruptcy Remote Single Purpose Entities. New Borrower is currently in compliance with, and will take all necessary company action in order for the New Borrower to continue to comply with the requirements of Section 3.1.24 of the Loan Agreement.

16. Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. New Borrower shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargos and economic sanctions now or hereafter in effect. Upon Lender’s request from time to time during the term of the Loan, New Borrower shall certify in writing to Lender that New Borrower’s representations, warranties and obligations under this Section 16 remain true and correct and have not been breached. New Borrower shall promptly notify Lender in writing if any of such representations, warranties or covenants are no longer true or have been breached or if New Borrower has reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, New Borrower shall comply with all Requirements of Law and directives of Governmental Authorities and, at Lender’s request, provide to Lender copies of all notices, reports and other communications exchanged with or received from Governmental Authorities relating to such an event. New Borrower shall also reimburse Lender any expense incurred by Lender in evaluating the effect of such an event on the Loan and Lender’s interest in the collateral for the Loan, in obtaining any necessary license from Governmental Authorities as may be necessary for Lender to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to Lender as the result of the existence of such an event and for any penalties or fines imposed upon Lender as a result thereof. Further, New Borrower shall promptly notify Lender in writing if any future tenant of the Property (a) is identified on the OFAC List, or (b) is a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation or Executive Order of the President of the United States. For purposes of this Section 16, the following definitions shall apply:

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial or administrative functions of or pertaining to such government.

“OFAC List” means the list of specially designated nationals and blocked Persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law including, without limitation, trade embargo, economic sanctions or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List currently is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

“Requirements of Law” means any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.

“Person” means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

17. Amendments to Loan Documents. Notwithstanding anything to the contrary contained in this Agreement, New Borrower and Lender hereby agree that, as of the Effective Date, the Loan Documents shall be modified as follows:

(a) The following amendments shall be made to the Loan Agreement:

(i) The following definition is hereby added to Section 1.1 of the Loan Agreement: “Assumption Agreement” means that certain Assumption and Release Agreement dated as of June 30, 2011 by and among Borrower, Lender and various other parties thereto and identified therein.

(ii) The following definition is hereby added to Section 1.1 of the Loan Agreement: “Assumption Effective Date” means June 30, 2011.

(iii) The definition of “Bond Financing” in Section 1.1 of the Loan Agreement is deleted in its entirety and all references thereto in the Loan Agreement and the Loan Documents are hereby deleted in their entirety.

(iv) The definition of “Development Agreement” in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such definition:

“Neither Borrower nor Guarantors are a party to the Development Agreement.”

(v) The definition of “District Loan” in Section 1.1 of the Loan Agreement is deleted in its entirety and all references thereto in the Loan Agreement and the Loan Documents are hereby deleted in their entirety.

(vi) The text of the definition of “Franchise Agreement” in Section 1.1 of the Loan Agreement is deleted and the following is substituted therefor:

“shall mean that certain Courtyard by Marriott Hotel Relicensing Franchise Agreement, dated on or about the Assumption Effective Date between Lessee and Franchisor, as the same may be amended or modified from time to time in accordance with the terms and provisions of this Agreement, or, if the context requires, the Replacement Franchise Agreement executed in accordance with the terms and provisions of this Agreement.”

(vii) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“‘Garage License Agreement’ shall mean that certain Garage License Agreement dated January 1, 2011 by and between NJA Garage LLC (“Garage Lessor”) and NJA Hotel LLC, as amended by that certain First Amendment to Garage License Agreement dated as of June 20, 2011, regarding the license and use of the parking garage located at 1000 New Jersey Avenue, SE Washington, DC, which Garage License Agreement was assigned to Borrower on the Assumption Effective Date.”

(viii) The definitions of “Holdback Release Period,” “Holdback Reserve Actual Debt Service Coverage Ratio,” “Holdback Reserve Assumed Debt Service Coverage Ratio,” “Holdback Reserve Funds” in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and all references to such definitions in the Loan Agreement and the Loan Documents shall be deleted in their entirety.

(ix) The definition of “Insolvency Opinion” in Section 1.1 of the Loan Agreement is revised to delete “Edwards Angell Palmer & Dodge LLP” and to insert therein: “Katten Muchin Rosenman LLP”.

(x) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“Lease” shall mean that certain Lease Agreement dated on or about the Assumption Effective Date by and between Borrower and Lessee, as amended from time and time in accordance with the terms and provisions of this Agreement.

(xi) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“Lessee” shall mean CHSP TRS Navy Yard LLC, a Delaware limited liability company.”

(xii) The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is amended and restated as follows: “shall have the meaning set forth in the Assumption Agreement.”

(xiii) The definition of “Manager” in Section 1.1 of the Loan Agreement is revised to delete “Hospitality Partners” and to insert therein “Crestline Hotels & Resorts.”

(xiv) The definition of “Mandatory Partial Defeasance” in Section 1.1 of the Loan Agreement is deleted in its entirety and all references thereto in the Loan Agreement and the Loan Documents are hereby deleted in their entirety.

(xv) The definition of “Material Agreement” in Section 1.1 of the Loan Agreement is revised to delete “$100,000” and to insert therein “$150,000.”

(xvi) The definitions of “Minimum Actual Debt Service Coverage Ratio” and “Minimum Assumed Debt Service Coverage Ratio” in Section 1.1 of the Loan Agreement are deleted in their entirety.

(xvii) The definition of “Other Property” in Section 1.1 of the Loan Agreement is hereby deleted from the Loan Agreement and all references thereto in the Loan Agreement and Loan Documents are hereby deleted in their entirety.

(xviii) The definitions of “Partial Defeasance Collateral,” “Partial Defeasance Date,” “Partial Defeasance Event” and “Partial Defeasance Release Date” in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and all references to such definitions in the Loan Agreement and the Loan Documents shall be deleted in their entirety.

(xix) The following definition is added to Section 1.1 of the Loan Agreement:

“PIP” shall mean that certain Property Improvement Plan Addendum attached to the Franchise Agreement in connection with Franchisor’s required renovations and improvement of the Property, as amended or modified from time to time.

(xx) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“PIP Expenditures” for any period shall mean eligible amounts expended for PIP Work as set forth in the PIP, including, without limitation, amounts paid by or on behalf of Borrower as “deposits” to vendors and/or materialmen for any such work.”.

(xxi) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“PIP Funds” shall mean the amount of $1,798,650 to be deposited with Lender in connection with the payment and performance of the PIP Work.

(xxii) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“PIP Work” shall mean the work set forth in and required to be completed pursuant to and in accordance with the PIP.

(xxiii) The definition of “Reserve Funds” in Section 1.1 of the Loan Agreement is hereby amended to include “PIP Funds”.

(xxiv) The definition of “Restricted Party” in Section 1.1 of the Loan Agreement is hereby amended to exclude “any holders of common shares of any publicly traded entity, the common shares of which are traded on the New York Stock Exchange”.

(xxv) The definition of “Sponsor” set forth in Section 1.1 of the Loan Agreement is deleted and the following is inserted therein:

“shall collectively mean Chesapeake Lodging Trust, a Maryland real estate investment trust, and Chesapeake Lodging, L.P., a Delaware limited partnership.”

(xxvi) The definition of “Stein” set forth in Section 1.1 of the Loan Agreement is hereby deleted and all references to Stein in the Loan Agreement, the Security Instrument and all other Loan Documents are hereby deleted.

(xxvii) The definition of “State” set forth in Section 1.1 of the Loan Agreement is deleted and the following inserted therein: “shall mean the District of Columbia.”

(xxviii) The following definition is inserted into Section 1.1 of the Loan Agreement after the definition of “State:”

“‘Subsidiary REIT’ shall have the meaning set forth in Section 8.2 hereof.”

(xxix) Section 2.5.2 of the Loan Agreement is hereby deleted in its entirety and the following thereby inserted therein: “[Intentionally Omitted].”

(xxx) The Borrower’s organizational identification number set forth in Section 3.1.1(b) is hereby deleted and the following thereby inserted therein: 4938070.

(xxxi) The Borrower’s federal tax identification number set forth in Section 3.1.1(b) is hereby deleted and the following thereby inserted therein: 45-1627464.

(xxxii) The references in Section 3.1.1(b) to “the first paragraph of this Agreement” are deleted in their entirety and replaced with “the first paragraph of the Assumption Agreement.”

(xxxiii) Section 3.1.24 is amended by deleting therefrom all references to the “Other Property”.

(xxxiv) Section 3.1.24(c) is amended by adding at the end of such section the following:

“, except for any agreement with Lessee contemplated and/or identified in the Assumption Agreement, including without limitation, the Lease Agreement.”

(xxxv) Section 3.1.24(d) is amended by deleting therefrom Subsections (B) and (C) and the final sentence.

(xxxvi) Section 3.1.38 is amended by deleting the final sentence thereof and substituting the following, “As of the Amendment Effective Date, (i) Lessee has paid to Franchisor an initial fee in the amount of $102,000.00 in connection with the execution of the Franchise Agreement, and (ii) is obligated to perform the PIP Work as set forth and in accordance with the PIP.”

(xxxvii) Section 4.1.15 is hereby deleted in its entirety.

(xxxviii) Section 6.5 of the Loan Agreement is hereby deleted in its entirety and the following thereby inserted therein: “[Intentionally Omitted].”

(xxxix) The following is inserted as Section 6.6 of the Loan Agreement:

“Section 6.6. PIP Reserve Funds.

6.6.1. Deposit of PIP Funds. On the Assumption Effective Date, Borrower shall make a cash deposit with Lender to be held by Lender in escrow in the amount of $1,798,650 (“Initial PIP Deposit”) for the purpose of completing the PIP Work in accordance with the PIP. $1,464,244.04 of the Initial PIP Deposit shall be funded by reallocating and re-characterizing FF&E Expenditure Funds as PIP Funds as of the Assumption Effective Date, and the balance of the Initial PIP Deposit ($334,405.96) shall be funded by Borrower from non-collateral sources to Lender on the Assumption Effective Date as PIP Funds.

6.6.2. Disbursement of PIP Funds.

(a) Lender shall disburse PIP Funds only for PIP Expenditures or as otherwise provided herein, provided that Lender shall make only one (1) disbursement in any calendar month, and no disbursement shall be less than the Minimum Disbursement Amount.

(b) Lender shall disburse to Borrower the PIP Funds upon satisfaction by Borrower of each of the following conditions: (i) Borrower shall submit a request for payment to Lender at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the PIP Expenditures to be paid, (ii) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (iii) Lender shall have received a certificate from Borrower (A) stating that the items to be funded by the requested disbursement are PIP Expenditures and that all necessary approvals of Franchisor have been obtained for such PIP Expenditures, (B) stating that all PIP Expenditures at the Property to be funded by the requested disbursement have been completed (or, if not so completed, specifying the stage of completion and inclusive of invoices and lien waivers with respect to work completed to date) in a good and workmanlike manner and in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of any license, permit or other approval required, if any, by any Governmental Authority in connection with the PIP Expenditures, (C) identifying each Person that supplied material or labor in connection with the PIP Expenditures to be funded by the requested disbursement, and (D) stating that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (iv) at Lender’s option, a title search for the Property indicating that the Property is free from all Liens, claims and encumbrances not previously approved by Lender, (v) at Lender’s option, if the cost of any individual PIP Expenditure exceeds $50,000, Lender shall have received a report satisfactory to Lender in its reasonable discretion from a licensed architect or engineer approved by Lender in respect of such architect or engineer’s inspection of the required work and (vi) Lender shall have received such other evidence as Lender shall reasonably request that the PIP Expenditures at the Property to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower.

(c) Nothing in this Section 6.6.2 shall (i) make Lender responsible for making or completing the PIP Work; (ii) require Lender to expend funds in addition to the PIP Funds to complete any PIP Work; (iii) obligate Lender to proceed with the PIP Work; or (iv) obligate Lender to demand from Borrower additional sums to complete any PIP Work.

(d) Borrower shall permit Lender and Lender’s agents and representatives (including, without limitation, Lender’s engineer, architect, or inspector) or third parties to enter onto the Property during normal business hours (subject to the rights of Tenants under their Leases) to inspect the progress of any PIP Work and all materials being used in connection therewith and to examine all plans and shop drawings relating to such PIP Work. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender’s representatives or such other Persons described above in connection with inspections described in this Section 6.6.2(d).

(e) If a disbursement will exceed $50,000, Lender may require an inspection of the Property at Borrower’s expense prior to making a disbursement of PIP Funds in order to verify completion of the PIP Work for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and may require a certificate of completion by an independent qualified professional architect acceptable to Lender prior to the disbursement of PIP Funds. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional architect.

(f) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen’s compensation insurance, builder’s risk, and public liability insurance and other insurance to the extent required under applicable law in connection with PIP Work. All such policies shall be in form and amount reasonably satisfactory to Lender.

6.6.3. Remaining PIP Funds. Lender shall transfer the PIP Funds to the FF&E Expenditure Funds upon completion of the PIP Work in accordance with the PIP, as evidenced by satisfaction by Borrower of the following conditions: (i) Borrower shall deliver to Lender a letter in a form acceptable to Lender issued by Franchisor confirming that the PIP Work has been satisfactorily completed (“PIP Completion”); provided, however, if Borrower requests such written confirmation from Franchisor of PIP Completion and seeks same in good faith and Franchisor does not issue same, then this condition shall be deemed satisfied by Borrower’s delivery of a certification of PIP Completion, (ii) no Event of Default shall exist and remain uncured under the Loan Documents, (iii) Lender shall have received a certificate from Borrower (A) stating that all PIP Work at the Property has been completed in a good and workmanlike manner and in accordance with all applicable Legal Requirements, such certificate to be accompanied by copies of any final license, permit or other approval required, if any, by any Governmental Authority in connection with the PIP Work and copies of final warranties, and (B) certifying that all contractors, subcontractors and suppliers of materials for the PIP Work have been paid in full, together with such supporting documentation

(including lien waivers) as Lender reasonably may require; (iv) at Lender’s option, a title search for the Property shall be delivered, indicating that the Property is free from all Liens, claims and encumbrances not previously approved by Lender; and (v) at Lender’s option, the right to inspect the work to verify that such work is in completed in compliance with the requirements of the PIP.

(xl) The header for Article VII is hereby deleted, and “PROPERTY MANAGEMENT, LEASE AGREEMENT AND GARAGE LICENSE AGREEMENT” substituted therefore.

(xli) The last line of Section 7.3 is deemed deleted and the following is substituted therefor: “have engaged in gross negligence as to material matters and/or operations at the Property, fraud or willful misconduct.”

(xlii) Article VII of the Loan Agreement is hereby amended to add the following thereto after Section 7.4.:

Section 7.5. Lease Agreement.

Borrower has entered into the Lease Agreement in the form attached to the Facility Mortgagee Agreement. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the Lease Agreement on the part of Borrower to be performed and observed, (ii) cause Lessee to diligently perform and observe all of the terms, covenants and conditions of the Lease Agreement on the part of Lessee to be performed and observed, (iii) promptly notify Lender of any notice to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Lease Agreement on the part of Borrower to be performed and observed, and (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, report and estimate received by it under the Lease Agreement. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Lease Agreement on the part of Borrower to be performed or observed, then, without limiting Lender’s other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing Borrower from any of its obligations hereunder or under the Lease Agreement, Lender shall have the right, but shall be under no obligation, after prior notice to Borrower and a reasonable opportunity to cure, to pay any sums and to perform any act as may be appropriate to cause all the material terms, covenants and conditions of the Lease Agreement on the part of Borrower to be performed or observed.

Section 7.6. Prohibition Against Termination or Modification.

Borrower shall not, without the express written consent of Lender, which consent shall not be unreasonable withheld, conditioned or delayed (i) surrender, terminate, cancel, modify, renew or extend the Lease Agreement, or enter into any other agreement relating to the lease of the Property with Lessee or any other Person, or consent to the assignment by the Lessee of its interest under the Lease Agreement, or (ii) surrender, terminate, cancel, modify, renew or extend the Lease Agreement. If at any time Lender consents to the appointment of a new lessee, such new lessee and Borrower shall, as a condition of Lender’s consent, execute a subordination of lease agreement in the form then used by Lender.

Section 7.7 Garage License Agreement.

(a) The Garage License Agreement is in full force and effect and there is no default, breach or violation beyond any applicable notice and cure periods existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

(b) Borrower shall:

(i) pay all sums required to be paid by Borrower under the Garage License Agreement and promptly perform and/or observe all of the material covenants and agreements required to be performed and observed by it under the Garage License Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

(ii) promptly notify Lender of any default under the Garage License Agreement of which it is aware and provide Lender with copies of any notices delivered in connection therewith;

(iii) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by Garage Lessor under the Garage License Agreement in a commercially reasonable manner;

(iv) grant Lender the right, but Lender shall be under no obligation, upon any default by Borrower under the Garage Agreement, to pay any sums and to perform any act or take any action as may be appropriate to cause all the material terms, covenants and conditions of the Garage License Agreement on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Garage License Agreement shall be kept unimpaired and free from default;

(v) use its reasonable efforts to obtain, from time to time, from Garage Lessor under the Garage License Agreement such certificates of estoppel with respect to compliance by Borrower with the terms of the Garage License Agreement as may be reasonably requested by Lender; and

(vi) Borrower shall not, without Lender’s prior written consent, not to be unreasonably withheld: (i) surrender, terminate or cancel the Garage License Agreement; (ii) reduce or consent to the reduction of the term of the Garage License Agreement; (iii) increase or consent to the increase of the amount of any charges under the Garage License Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under the Garage License Agreement.

(xliii) “SPC Party” as used in Section 8.2 of the Loan Agreement shall be deemed inapplicable with respect to the Borrower as constituted on the Effective Date of the Assumption and Release Agreement and for so long as Borrower maintains such structure.

(xliv) “Affiliated Manager” as used in Section 8.2 of the of the Loan Agreement shall be deemed inapplicable for so long as Crestline Hotels & Resorts or another third party manager shall be the Manager under the Loan Agreement.

(xlv) Subsection 8.2(B) is hereby amended to read “no such transfers shall result in a change in Control of Sponsor or Guarantor, and Chesapeake Lodging,, L.P. shall continue to be at least 51% owned and Controlled by Chesapeake Lodging Trust, who shall solely own the sole general partner thereof.”

(xlvi) Subsection 8.2(C)(I)(3) is hereby amended by inserting “directly or indirectly” following the word “control.”

(xlvii) Subsection 8.2(C)(II) is hereby deleted and the following shall be inserted in lieu thereof: “intentionally omitted.”

(xlviii) Section 8.2(C)(III) is revised to delete the following: “and (II) Stein continues to Control and own a 20% indirect ownership interest in Sponsor.”

(xlix) The following is added just before the last period of Section 8.2:

“, provided, however:

(i) the notice required in subsection (A) hereof shall not be required for any of the following (except for the ten (10) business days prior written notice that shall be required as provided herein for the qualification of the sole member of Borrower as a Subsidiary REIT (as herein defined)):

(x) any transfer of by a shareholder of Chesapeake Lodging Trust under subsection (a) hereof;

(y) any transfer of any interest in CHSP DC Holding Trust, the sole member of Borrower, upon any qualification of such entity as a real estate investment trust or corporation within the meaning of Section 856 of the Internal Revenue Code (“Subsidiary REIT”) (and any issuance of shares or units in connection therewith or thereafter), upon any transfer of shares or units after such qualification, or upon any redemption or repurchase of any such shares or units; or

(z) any transfer of any limited partnership interests in Chesapeake Lodging, L.P. or issuance of units or other non-controlling interests therein, or any subsequent redemption or repurchase of such units or other non-controlling interests;

provided, however, that in each instance the terms of Section 8.2(B) - (G) (other than (G)(2)(II)) continue to be satisfied.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, no consent or approval of Lender shall be required for any qualification of CHSP DC Holding Trust as a Subsidiary REIT and/or any dissolution, merger or reorganization of CHSP DC LLC; provided however, that in each instance the terms of Section 8.2(B) - (G) (other than (G)(2)(II)) continue to be satisfied following such conversion and, Borrower provides the Lender with at least ten (10) business days prior written notice of such transfer and an updated organizational chart of Borrower.”

(l) Section 9.1(b)(i) is hereby amended by deleting therefrom all references to “the Other Property.”

(li) Section 10.1(v) is amended to insert the following immediately after “Borrower”: “(but not any previous Borrower)”.

(lii) Section 10.1(xii) is amended to insert the following immediately after “Section 4.1.6 hereof”: “subject to the cure period provided in the last sentence of Section 4.1.6(g) after written notice from Lender of such failure”, and to insert the following immediately after “Borrower”: “(but not any previous Borrower)”.

(liii) Section 10.1 is amended to insert the following new subsections at the end thereof:

“(xxii) if a material default has occurred and continues beyond any applicable cure period under the Lease Agreement if such default permits the Lessee to terminate or cancel the Lease Agreement.

(xxiii) if, without Lender’s prior written consent, (i) the ownership, management or control of the Lessee is transferred to any Person not approved by Lender or permitted under the terms of the Loan Documents or (ii) there is any material change in or termination of the Lease Agreement;

(xxiv) if a material default by Borrower has occurred and continues beyond any applicable cure period under the Garage License Agreement if such default permits the Garage Lessor to terminate or cancel the Garage License Agreement or if there is any termination of the Garage License Agreement.

(xxv) if, at any time while the Indebtedness is outstanding, the Net Worth (as defined in the Guaranty) of Chesapeake shall be less than $150,000,000.00 as set forth in Section 21 of the Guaranty.

(xxv) if a material default has occurred and continues beyond any applicable cure period under the Facility Mortgagee Agreement (or if no cure period is specified therein, then within the cure period specified in Section 10.2(xx) hereof).”

(liv) Section 11.3(B) is revised to delete “Sheldon Stein, C/O Valhal Corp., 434 Broadway, 8th Floor, New York, New York” and insert therefore:

Corporation Service Company

80 State Street

Albany, NY 12207-2543

(lv) Section 11.17 of the Loan Agreement is amended by inserting the following at the end thereof:

“Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the prior approval of Lender be required for any disclosure required by applicable law (including without limitation in any U.S. Securities and Exchange Commission and similar state law filings).”

(lvi) Subsection (ii) of the last paragraph of Section 11.22 of the Loan Agreement is amended by inserting the following immediately after “financial information”: “required under Section 4.1.6 and subject to the cure period provided in Section 4.1.6(g)” after written notice from Lender of such failure.

(lvii) Each of Subsections (iv), (v), (vi), (vii) and (viii) of the last paragraph of Section 11.22 of the Loan Agreement is amended by inserting the following immediately after “Borrower” in each instance in which it appears: “and/or Lessee”, it being the intent and effect that if any of the actions specified in Subsections (iv) through (viii) occur with respect to Borrower and/or Lessee, such occurrence shall trigger full recourse liability hereunder.

(lviii) Schedule III of the Loan Agreement is deleted and Replacement Schedule III attached hereto is substituted therefore.

(lix) Schedule VII is deleted from the Loan Agreement.

(b) The following amendments shall be made to the Security Instrument:

(i) Section 13.1(B) is revised to delete “Sheldon Stein, C/O Valhal Corp., 434 Broadway, 8th Floor, New York, New York” and insert therefor:

Corporation Service Company

80 State Street

Albany, NY 12207-2543

18. Fees. Original Borrower, New Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys’ fees, title company fees, title insurance premiums, recording costs, a modification fee of $25,000 in connection with the modifications to the Loan Documents, an assumption fee of 1% of the principal balance of the Loan and other closing costs incurred by Lender in connection with this Agreement, will be paid as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof. New Borrower acknowledges and agrees that none of the fees, costs, and charges paid in connection with the execution of this Agreement shall be applied to or set off against the principal balance of the Note.

19. Miscellaneous.

(a) Choice of Law. The validity and enforcement of this Agreement and the other Loan Documents, to the extent they involve the creation, perfection, validity, assignment, modification and enforcement of liens and security interests against property located in the state in which the Property is located, are intended to be governed by the laws of the state in which the Property is located. All other aspects of the transaction contemplated by this Agreement and the indebtedness evidenced by the Note, and the Loan Documents shall be governed by the laws of the State of New York.

(b) Severability. This Agreement is intended to be performed in accordance with and only to the extent permitted by applicable law. If any provisions of this Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

(c) Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d) Complete Agreement. This Agreement and the Loan Documents represent the complete agreement among the parties with regard to the items set forth herein, and there are no representations, covenants, warranties, agreements or conditions, oral or written, between the parties not set forth in this Agreement and the Loan Documents.

(e) Headings. Section, paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when taken together shall be deemed an original constituting one and the same document.

(g) Joint and Several Liability. If New Borrower consists of more than one person or entity, each is jointly and severally liable to perform the obligations of New Borrower hereunder, and all representations, warranties, covenants and agreements made by New Borrower are joint and several.

20. Supremacy Clause. It is hereby agreed that the terms and conditions of the Security Instrument, the Note and other Loan Documents, as modified by this Agreement, shall remain in full force and effect and shall be binding upon New Borrower. It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in the Security Instrument, the Note or any other Loan Document (other than this Agreement) and the terms of this Agreement, those terms, conditions, rights or remedies of this Agreement shall prevail. A default under the terms and conditions of this Agreement shall constitute a default under the terms and conditions of the Security Instrument, the Note and other Loan Documents.

21. Waiver of Trial by Jury. ORIGINAL BORROWER, NEW BORROWER, ORIGINAL GUARANTOR AND NEW GUARANTOR HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THE LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

22. Further Assurances. Original Borrower, Original Guarantor, New Borrower and New Guarantor shall cooperate with Lender and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Lender reasonably may request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement, including such confirmations and/or corrective instruments as Lender reasonably may require.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Assumption and Release Agreement as of the day and year first above written.

ORIGINAL BORROWER:

NJA HOTEL LLC, a Delaware limited liability company

By:	/s/ Anders Schroeder	[SEAL]
Name:	Anders Schroeder
Title:	Chairman & CEO

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of             , 2011, before me the undersigned officer, personally appeared                                 , who acknowledged himself to be the                                  of NJA Hotel LLC, a Delaware limited liability company, and that he as such                             , being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

NEW BORROWER:

CHSP NAVY YARD LLC, a Delaware limited liability company

By:	/s/ Graham J. Wootten	[SEAL]
Name:	Graham J. Wootten
Title:	Vice President and Secretary

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of                         , 2011, before me the undersigned officer, personally appeared Graham J. Wootten, who acknowledged himself to be the Vice President and Secretary of CHSP Navy Yard LLC, a Delaware limited liability company, and that he as such Vice President and Secretary, being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

LENDER:

WELLS FARGO BANK, N.A., AS TRUSTEE FOR MORGAN STANLEY CAPITAL I, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ12

By:	Berkadia Commercial Mortgage LLC, a Delaware limited liability company,

Its:	Master Servicer

	By:	/s/ Gary A. Routzahn
	Name:	Gary A. Routzahn
	Title:	Authorized Representative

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF MONTGOMERY	)

On this the          day of                     , 2011, before me the undersigned officer, personally appeared                                 , who acknowledged himself to be an Authorized Representative of Berkadia Commercial Mortgage LLC, a Delaware limited liability company, as the Master Servicer for Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 and that he as such                      being authorized to do so, executed the foregoing instrument on behalf of                      for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

ORIGINAL GUARANTOR:

/s/ Sheldon Stein
SHELDON STEIN, an individual

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

I HEREBY CERTIFY, that on this          day of                     , 2011, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Sheldon Stein, known to me (or satisfactorily proven) to be the person whose name is subscribed to within the foregoing instrument and acknowledged that they executed the foregoing instrument for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

ORIGINAL GUARANTOR:

/s/ Anders Schroeder
ANDERS SCHROEDER, an individual

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

I HEREBY CERTIFY, that on this          day of                     , 2011, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Anders Schroeder, known to me (or satisfactorily proven) to be the person whose name is subscribed to within the foregoing instrument and acknowledged that they executed the foregoing instrument for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

ORIGINAL GUARANTOR:

VALHAL CORP., a New York corporation

By:	/s/ Anders Schroeder	[SEAL]
Name:	Anders Schroeder
Title:	President

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of                     , 2011, before me the undersigned officer, personally appeared                                     , who acknowledged himself to be the                                      of Valhal Corp., a New York corporation, and that he as such                                 , being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

NEW GUARANTOR:

CHESAPEAKE LODGING TRUST, a Maryland real estate investment trust

By:	/s/ Graham J. Wootten
Name:	Graham J. Wootten
Title:	Senior Vice President

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of                 , 2011, before me the undersigned officer, personally appeared Graham J. Wootten, who acknowledged himself to be the Senior Vice President of Chesapeake Lodging Trust, a Maryland real estate investment trust, and that he as such Senior Vice President, being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

NEW GUARANTOR:

CHESAPEAKE LODGING, L.P., a Delaware limited partnership

By:	/s/ Graham J. Wootten
Name:	Graham J. Wootten
Title:	Senior Vice President

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of                     , 2011, before me the undersigned officer, personally appeared Graham J. Wootten, who acknowledged himself to be the Senior Vice President of Chesapeake Lodging, L.P., a Delaware limited partnership, and that he as such Senior Vice President, being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

[Signatures continue on next page]

CHSP TRS Navy Yard LLC is executing this Assignment to acknowledge its receipt and review of this instrument and of the Loan Agreement and to acknowledge and agree to the provisions of this Assignment expressly incorporated into the Facility Mortgagee Agreement and other Loan Documents to which Lessee is a party.

LESSEE:

CHSP TRS NAVY YARD LLC, a Delaware limited liability company

By:	/s/ Graham J. Wootten	[SEAL]
Name:	Graham J. Wootten
Title:	Vice President and Secretary

STATE OF ____________________	)
	)	SS:
COUNTY OF __________________	)

On this the          day of                     , 2011, before me the undersigned officer, personally appeared Graham J. Wootten, who acknowledged himself to be the Vice President and Secretary of CHSP TRS Navy Yard LLC, a Delaware limited liability company, and that he as such Vice President and Secretary, being authorized to do so, executed the foregoing instrument on behalf of the limited liability company for the purposes therein contained.

WITNESS my hand and seal the day and year aforesaid.

NOTARY PUBLIC
(SEAL)

SCHEDULE 1

RESERVE BALANCES

Immediately prior to the Effective Date:

Tax Funds:	$273,956.85
Insurance Funds:	0.00
FF&E Expenditure Funds:	$1,642,319.04	*
Total Escrow:	$1,916,275.89

*	On the Effective Date after application of FF&E reserve payment associated with the July 1, 2011 monthly payment and the funding by New Borrower of capital contributions, the PIP Reserve shall have a balance of $1,798,650.00 and the FF&E Expenditures Funds shall have a balance of $213,690.00.

REPLACEMENT SCHEDULE III

ORGANIZATIONAL CHART

CHESAPEAKE LODGING TRUST

ENTITY CHART

EXHIBIT A

LEGAL DESCRIPTION

All that certain lot or parcel of land situate and lying in the District of Columbia, and more particularly described as follows:

PARCEL B

(Elevation 20.50, and above)

DESCRIPTION OF

A PORTION OF

LOT 37

SQUARE 741

(D.B. 195 PO. 59)

WASHINGTON, DC

Being a portion of Lot 37, Square 741 as shown on a plat entitled “Subdivision, Square 741” Recorded in Deed Book 195, Page 59, Square 741” Prepared by the Office of the Surveyor of the District of Columbia, recorded on November 19, 2001 and being more particularly described as follows:

FROM: Elevation 20.50’ and Above

Beginning for the same at a point being the intersection of the easterly right-of-way line of New Jersey Avenue, S.E. (160 feet wide) and the northerly right-of-way line of L Street S.E. (90 feet wide); thence running with said easterly line of New Jersey Avenue, S.E.

1) North 15°44’40” West, 28.50 feet to a point; thence leaving the easterly right-of-way line of New Jersey Avenue, S.E. and running so as to cross and include a portion of Lot 37 in Square 741, the following nine (9) courses and distances

2) North 74°15’20” East, 20.07 feet to a point; thence

3) North 15°44’40” West, 5.56 feet to a point; thence

4) North 74°15’20” East, 31.80 feet to a point; thence

5) North 15°44’40” West, 8.35 feet to a point; thence

6) North 74°15’20” East, 15.28 feet to a point; thence

7) South 15°44’40” East, 2.00 feet to a point; thence

8) Due East, 55.35 feet to a point; thence

9) Due North, 21.95 feet to a point; thence

10) Due East, 67.07 feet to a point lying on the westerly line of 2nd Street, S.E. (90 feet wide); thence running with said westerly line of 2nd Street, S.E.

11) Due South, 19.07 feet to a point marking the northeast comet of Lot 19 in Square 741 recorded in Subdivision Book 33 at page 114 among the aforesaid records; thence leaving the aforesaid westerly line of 2nd Street, S.E. and running with the common line between said Lot 19 and Lot 37 in Square 741, the following two (2) courses and distances

12) Due West, 14.00 feet to a point; thence

13) Due South, 60.00 feet to a point lying on the aforesaid northerly line of L Street S.E.; thence running with said northerly line of L Street South, S.E.

14) Due West, 162.08 feet to the point of beginning and containing 10,104 square feet or 0.23195 acres of land, more or less.

NOTE: At the date hereof the above described land is designated among the Records of the Assessor of the District of Columbia, for assessment and taxation purposes, as Lot 817 in Square 741.

TAX ID Number: Square 741 Lot 817

TOGETHER WITH those certain non-exclusive easements created in Declaration of Covenants, Conditions and Restrictions and Reciprocal Easement Agreement by and among NJA Development Partners Limited Partnership, a Delaware limited partnership, NJA Housing Development LLC, a Delaware limited liability company, and NJA Hotel LLC, a Delaware limited liability company, dated June 29, 2004 and recorded June 29, 2004 as Instrument No. 2004090787, as modified by Estoppel and Agreement made as of October 31, 2006, all among the District of Columbia Land Records.

FURTHER TOGETHER WITH a non-exclusive perpetual casement and right of use described in that certain Access Easement dated April 6, 2001 and recorded July 19, 2001 as Instrument No. 2001064884.

AND BEING A part of the same property conveyed to NJA Hotel LLC, a Delaware limited liability company, by Deed from NJA Development Partners Limited Partnership, a Delaware limited partnership, dated May 21, 2004 and recorded May 24, 2004 as Instrument No. 2004072496 among the Land Records of the District of Columbia.